UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 13, 2016

DENBURY RESOURCES INC.
(Exact name of registrant as specified in its charter)

Delaware	1-12935	20-0467835
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5320 Legacy Drive
Plano, Texas
(Address of principal executive offices)

75024
(Zip code)

(972) 673-2000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.03 – Creation of a Direct Financial Obligation

The information in the first and third paragraphs of Item 8.01 below is incorporated by reference into this Item 2.03.

Section 3 – Securities and Trading Markets

Item 3.02 – Unregistered Sales of Equity Securities

The information in the first paragraph of Item 8.01 below is incorporated by reference into this Item 3.02.

Section 8 – Other Events

Item 8.01 – Other Events

On May 16, 2016, Denbury Resources Inc. (the “Company”) issued a press release announcing that it entered into privately negotiated exchange agreements with holders of approximately $135.3 million in aggregate principal amount of its outstanding senior subordinated notes (the “Old Notes”) to exchange that principal amount of Old Notes for approximately $83.8 million in aggregate principal amount of the Company’s 9% Senior Secured Second Lien Notes due 2021 (the “New Notes”) and approximately 3.8 million shares of the Company’s common stock, par value $0.001 per share (the “Shares”). The Company expects that the exchanges will close on May 18, 2016, subject to customary closing conditions. The New Notes and Shares are being offered in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended.

Including previously announced exchanges pursuant to exchange agreements entered into on May 3 and May 4, 2016, and the additional exchanges described above, the Company will have issued approximately $615.1 million in aggregate principal amount of New Notes and approximately 40.7 million Shares in exchange for approximately $175.1 million in aggregate principal amount of its 6⅜% Senior Subordinated Notes due 2021, approximately $411.1 million in aggregate principal amount of its 5½% Senior Subordinated Notes due 2022 and approximately $471.8 million in aggregate principal amount of its 4⅝% Senior Subordinated Notes due 2023.

The terms and conditions of the New Notes and of the collateral arrangements securing them are set forth in the Indenture, Form of Global Note, Collateral Trust Agreement and Intercreditor Agreement filed as Exhibits 4.1, 4.2, 10.1 and 10.2, respectively, to the Current Report on Form 8-K filed by the Company on May 11, 2016.

A copy of the press release is filed as Exhibit 99.1 hereto and incorporated by reference herein.

Section 9 – Financial Statements and Exhibits

Item 9.01 – Financial Statements and Exhibits

(d)	Exhibits.

The following exhibit is furnished in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit Number	Description
99.1*	Denbury Press Release, dated May 16, 2016.

*	Included herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Denbury Resources Inc. (Registrant)
Date: May 16, 2016	By:	/s/ James S. Matthews
James S. Matthews
Senior Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Denbury Press Release, dated May 16, 2016.